UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   April 17, 2007

SPEAR & JACKSON, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-32013	91-2037081
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12012 Southshore Boulevard, Suite 103, Wellington, Florida	33414
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (561) 793-7233

Registrant’s facsimile number, including area code   ____________

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors as Principal Officers, Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The Board of Directors of Spear & Jackson, Inc. (the “Company”) elected Preston Jones as a Director effective April 17, 2007. Mr. Jones shall receive an annual director’s fee of Thirty Thousand Dollars ($30,000) payable in quarterly installments. The Company also established a Finance Committee, on which Mr. Jones shall serve. Mr. Jones shall receive a payment of Thirty Thousand Dollars ($30,000) for services on such committee. Mr. Jones and the Company intend to enter into an indemnification agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPEAR & JACKSON, INC.

Dated: April 24, 2007

By:	/s/ Patrick John Dyson
Name:	Patrick John Dyson
Title:	Chairman and Chief Financial Officer